Business Combinations	12 Months Ended
Dec. 31, 2021
Southland Holdings Llc [Member]
Business Combinations

3.	Business Combinations

American Bridge Holding Company and Subsidiaries

On September 30, 2020, Southland acquired 100% of the common stock of American Bridge for approximately $20.0 million.

The acquisition of American Bridge, a builder of specialty construction projects, will allow us to grow our business through new technical expertise, customers, and equipment. During the year ended December 31, 2020, we incurred acquisition costs of $5.0 million that were recorded in selling, general, and administrative costs.

As required by the terms of the acquisition related agreements, Southland assumed the obligation to complete American Bridge’s contract backlog under an agreement with the sureties of American Bridge. In consideration for assuming the obligation of completing the contract backlog in accordance with the performance bonds in place at the transaction date, the sureties contributed $225.0 million to American Bridge. The $225.0 million was restricted to funding the ongoing construction costs of completing the contract backlog. As of December 31, 2021, approximately $35.0 million is reported as restricted cash and cash equivalents in the accompanying consolidated balance sheets.

The $225.0 million contributed from the sureties represent advance payments related to the completion of the contract backlog and other additional contingencies. Accordingly, these amounts have been classified as contract liabilities and in other noncurrent liabilities. Consistent with the negotiation with the sureties as part of the American Bridge acquisition, approximately $154.0 million was allocated to the individual contracts within the backlog and the remaining approximately $71.0 million was identified as additional contingencies to address various risks that could materialize as the contract backlog is completed, as well as to cover overheads and indirect costs required to finish the projects acquired under the terms of the agreement with the sureties. The $225.0 million is recorded as revenue as construction progresses and risk reduces in accordance with the percentage completion of the related contracts acquired under the terms of the agreement with the sureties. For the years ended December 31, 2021, and December 31, 2020, approximately $123.3 million and $49.5 million, respectively, of the $225.0 million was recognized as revenue. As of December 31, 2021, approximately $46.3 million of contract liabilities and $5.8 million of other noncurrent liabilities remain.

American Bridge’s investment in joint ventures is primarily comprised of the forecasted recovery of a claim in connection to the Tappan Zee Constructors (“TZC”) joint venture. In order to estimate fair value of the investment in subsidiaries, the Tappan Zee investment balance has been discounted to present value using a 4% discount rate and four-year term, which is estimated to be the amount of time for the claim to settle. In accordance with the terms of the acquisition related agreements, the sureties contributed an additional $7.5 million to the American Bridge to partially fund outstanding partner capital calls for the TZC joint venture in exchange for a 50% share of any recoveries from the TZC joint venture. As of December 31, 2021, we had received $6.9 million of the $7.5 million committed. This contribution by the sureties was made in exchange for a portion of American Bridge’s percentage share in the claim recovery in excess of $15.0 million. American Bridge has priority to collect the first $15.0 million with the remainder shared on an equal basis with the sureties. Accordingly, an accrued liability to the sureties is recorded at approximately $43.0 million as is reported in other noncurrent liabilities as of the transaction date.

The table below represents the purchase price consideration and fair values of the assets acquired and liabilities assumed and includes the $225 million received from sureties discussed above. During 2021, the purchase price allocation was finalized with no material change to the allocation below.

The American Bridge acquisition was accounted for as a business combination under the acquisition method of accounting. When determining the fair values of assets acquired and liabilities assumed, management made estimates, judgments and assumptions. These estimates, judgments and assumptions and valuation of the tradename, backlog, and property and equipment were finalized as of December 31, 2021. The assets acquired and liabilities assumed are included in the Company’s Transportation segment. The following table summarizes the consideration transferred and the estimated fair value of identified assets acquired and liabilities assumed at the date of acquisition:

Assets Acquired and Liabilities Assumed as of:
(Amounts in thousands)	September 30, 2020
Cash and cash equivalents	$9,133
Restricted cash	99,978
Receivables - contract	59,231
Accounts receivable, net	137,743
Investments	95,022
Costs to fulfill contract, net	1,654
Other current assets	4,128
Property and equipment, net	20,520
Intangible assets, net of accumulated amortization	5,913
Other noncurrent assets	159
Accounts Payable	(32,145)
Other noncurrent liabilities	(6,473)
Accrued Liabilities	(88,245)
Contract Liabilities	(286,238)
Deferred tax liabilities	(380)
Total identifiable net assets	$20,000

Heritage Materials

On March 5, 2021, Southland entered into an agreement to acquire the 20% interest in Heritage Materials owned by Gilgal Stones, L.L.C. (“Gilgal”) for $150,000. Prior to this transaction, Southland owned an 80% controlling partnership interest in Heritage Materials. As a result of the transaction, Heritage Materials became a wholly owned subsidiary of Southland. At the time of the transaction, Heritage Materials had a members’ deficit balance, of which $3.9 million was attributable to Gilgal and reported as non-controlling members’ capital. The carrying amount of the noncontrolling members’ capital attributable to Gilgal has been adjusted by $3.8 million to reflect Southland’s 20% increased ownership in Heritage Materials and Southland’s members’ capital has been decreased by $3.8 million to reflect the carrying amount of the Gilgal interest acquired and the $150 thousand of cash paid by Southland to Gilgal.

We incorporate the operations of Heritage Materials into our Transportation segment.